TIAA-CREF LIFE INSURANCE COMPANY
[New Business Administration Office: P.O. Box 1291, 8500 Andrew Carnegie Boulevard, Charlotte, NC 28262-1291]
[Home Office: 730 Third Avenue, New York, NY 10017-3206]

TIAA CREF
Financial Services

Page 1 of 12

LIFE INSURANCE APPLICATION – PART I

Please Print in Black or Blue Ink

Section A: Proposed Insured

1. Full Legal Name (Title, First, Middle, Last, Suffix)
2. Date of Birth
3. Social Security #
4. Gender ☐ M ☐ F
5. Residential Address — Apt. No. — City — State — Zip Code
6. How long have you lived at current address?
   Previous address if moved within the last two years:
7. Mailing Address — Apt. No. — ☐ Same as Residential — City — State — Zip Code
8. United States Citizen? ☐ Yes ☐ No (IF "Yes," PROCEED TO QUESTION #9)
   If "No," are you in possession of: Permanent Residency Card? ☐ Yes ☐ No United States Visa? ☐ Yes ☐ No
   Residency Card or Visa No. — Expiration Date — Years in U.S.
9. Birthplace State Country
10. Driver License No. — State of Issue
11. Marital Status ☐ Single ☐ Married ☐ Separated ☐ Divorced ☐ Widowed ☐ Civil Union/Domestic Partner
12. Primary Telephone No. – –
13. Alternate Telephone No. – –
14. E-Mail Address
15. Preferred Method of Contact ☐ E-Mail ☐ Primary Telephone No. ☐ Alternate Telephone No.
16. Employer's Name
17. Occupation/Duties
18. Length of time (years)
19. Annual Income $
20. Net Worth $
21. Are you a current member of the Military? ☐ Yes ☐ No
   If "Yes," are you receiving any supplemental or hazardous duty pay based on your duties? ☐ Yes ☐ No
   ☐ Active Duty ☐ Reserve

Section B: Owner Information

1. Owner ☐ Same as Proposed Insured ☐ Trust ☐ Business or Corporation ☐ Other Person

If Owner is Same as Insured, Proceed to Beneficiary Section

2. Full Name of Primary Owner
3. Date of Birth/Date of Trust
4. Social Security No./Tax ID No.
5. Relationship to Proposed Insured(s)
6. Gender ☐ M ☐ F

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Section B: Owner Information (Continued)

7. Name(s) of Authorized Company Representative(s)/Trustee(s)			
8. Additional Representative(s)/Trustee(s)			
9. Residential Address	Apt. No.		
City	State	Zip Code	
10. How long have you lived at current address?			
Previous address if moved within the last two years:			
11. Mailing Address	Apt. No.	☐ Same as Residential	
City	State	Zip Code	
12. United States Citizen? ☐ Yes ☐ No (IF "Yes," PROCEED TO QUESTION #13)			
If "No," are you in possession of:	Permanent Residency Card? ☐ Yes ☐ No	United States Visa? ☐ Yes ☐ No	
Residency Card or Visa No.	Expiration Date	Years in U.S.	
13. Birthplace State Country			
14. Marital Status ☐ Single ☐ Married ☐ Separated ☐ Divorced ☐ Widowed ☐ Civil Union/Domestic Partner			
15. Primary Telephone No. - -	16. Alternate Telephone No. - -		
17. E-Mail Address	18. Preferred Method of Contact ☐ E-Mail ☐ Primary Telephone No. ☐ Alternate Telephone No.		
19. Employer's Name			
20. Annual Income $	21. Net Worth $		

NOTES: (1) The Trustee Declaration of Authority form must also be completed if the Owner is a Trust.

(2) The Corporate-Owned Life Insurance (COLI) form must also be completed if the Owner is a Business or Corporation.

Section C: Co-Owner Information – Complete this section for additional owners.

1. Co-Owner ☐ Trust	☐ Business or Corporation	☐ Other Person	
2. Full Name of Co-Owner			
3. Date of Birth/Date of Trust	4. Social Security No./Tax ID No.		
5. Relationship to Proposed Insured	6. Gender ☐ M ☐ F		
7. Name(s) of Authorized Company Representative(s)/Trustee(s)			
8. Additional Representative(s)/Trustee(s)			
9. Residential Address	Apt. No.		
City	State	Zip Code	
10. How long have you lived at current address?			
Previous address if moved within the last two years:			
11. Mailing Address	Apt. No.	☐ Same as Residential	
City	State	Zip Code	

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Section C: Co-Owner Information (Continued)

12. United States Citizen? ☐ Yes ☐ No (IF "Yes," PROCEED TO QUESTION #13)

If "No," are you in possession of: Permanent Residency Card? ☐ Yes ☐ No United States Visa? ☐ Yes ☐ No

Residency Card or Visa No. Expiration Date Years in U.S.

13. Birthplace State Country

14. Marital Status ☐ Single ☐ Married ☐ Separated ☐ Divorced ☐ Widowed ☐ Civil Union/Domestic Partner

15. Primary Telephone No. – –

16. Alternate Telephone No. – –

17. E-Mail Address

18. Preferred Method of Contact
☐ E-Mail ☐ Primary Telephone No. ☐ Alternate Telephone No.

19. Employer's Name

NOTES: (1) The Trustee Declaration of Authority form must also be completed if the Co-Owner is a Trust.

(2) The Corporate-Owned Life Insurance (COLI) form must also be completed if the Co-Owner is a Business or Corporation.

Additional Co-Owner(s) (If multiple Co-Owners, attach a separate page, signed and dated, to the application.)

Section D: Beneficiary Information

It is important that your beneficiary designation be clear so that there will be no question as to your intent as to what each beneficiary will receive. It is also important that you name a primary and contingent beneficiary. If more than one primary or contingent beneficiary is named without a percentage indicated, the proceeds will be divided equally. If percentages are indicated, total of percentages must equal 100%.

If a primary or contingent beneficiary predecease you, the amount he or she would have received will be paid in equal amounts to the surviving primary or contingent beneficiary(ies). By checking the Lineal Descendant Per Stirpes (LDPS) box next to a beneficiary, this provides that should the beneficiary predecease you, the share percentage allotted to the deceased beneficiary will pass in equal shares to the first generation of the deceased beneficiary's living lineal descendants, which may be his or her children or grandchildren.

Full Legal Name of Beneficiary Or Trust and Trustee(s) If Same as Owner, check here ☐	Relationship to Proposed Insured	Percentage (Whole Numbers Only)[1]	Date of Birth or Date of Trust (mm/dd/yyyy)	Primary(P) or Contingent (C)[2]	LDPS[3]
				☐ P ☐ C	☐ Yes ☐ No
				☐ P ☐ C	☐ Yes ☐ No
				☐ P ☐ C	☐ Yes ☐ No
		Total = 100%			

[1] Both Primary and Contingent (if applicable)
[2] If unanswered, beneficiary will be considered Primary.
[3] Lineal Descendants Per Stirpes - Indicate "Yes" or "No." If unanswered, it will be assumed the LDPS option does not apply to the associated beneficiary.

Note: Unless you state otherwise in the table above, the term "Descendants" includes individuals legally adopted or born after the signature date of this application and who are members of the class on the date of your death. Please consult your estate planning attorney prior to making any LDPS designation. TIAA-CREF Life Insurance Company does not, and cannot, provide you with legal advice.

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Section D: Beneficiary Information (Continued)

Charitable Giving Benefit Provision

The designated beneficiary of this benefit may be any institution accredited as a charity with the IRS under Section 501(c)(3).

The Charitable Benefit Provision pays, upon the death of the insured, a supplemental death benefit, over and above the base policy death benefit, equal to one percent (1%) of the base policy’s base face amount with a cap of $100,000. Supplemental Face Amount values are not included in the 1% benefit.

1. Name of Qualified Charity 2. 501(c)(3) Tax ID No.

3. Address

City State Zip Code

Spousal or Domestic Partner Consent & Waiver—If the Owner/Applicant and the Owner’s/Applicant’s spouse/domestic partner currently reside or formerly resided in one of the community property states listed below, the Owner’s/Applicant’s spouse should sign the consent & waiver.

[(Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, Wisconsin)]

I, the undersigned spouse/domestic partner, consent to the beneficiary designation of any person or entity to receive the death proceeds from the above identified policy, and to the use of community property to pay premiums on this policy. I understand and intend that this consent &

waiver relinquishes any and all interest I may have in the ownership and proceeds of this policy, and any property used to pay premiums. This consent & waiver is effective as of the date it is signed.

Note: This consent & waiver does not affect my right to receive proceeds or income from the proceeds if I am named as a beneficiary of this policy or of a trust that owns this policy.

X

Signature of Spouse or Domestic Partner Date

X

Signature of Spouse or Domestic Partner Date

X

Signature of Witness (Signature must be witnessed by someone other than a designated or potential beneficiary.) Date

Section E: Policy Information

1. SELECT POLICY TYPE Check one Universal Life Variable Universal Life

2. TOTAL FACE AMOUNT $            = Base Face Amount $            + Supplemental Face Amount $

Level Increasing by: % annually for Years

Customized Increasing Schedule (The Customized Schedule form must be completed.)

3. PREMIUM AMOUNT Planned Annual Premium $

(if single payment, enter “0”)

4. PAYMENT FREQUENCY Annually Semiannually Quarterly Monthly 1 Single Payment 2

Ensure that Information matches the illustration List Bill (If existing list bill, provider number)

1	Monthly payments can be made only by electronic funds transfer (EFT).
2	Check only if Lump Sum or 1035 Exchange is selected in the Payment Method Section Below.

5. PAYMENT METHOD (Check all that apply—Payment accepted once application is approved.)

Direct Bill Lump Sum $

EFT (Not available for initial premium on Variable Universal Policies) 1035 Exchange $

(Funds from another insurance company)

6. Will any of the premiums required to pay for this policy be obtained through a premium financing or loan agreement? Yes No

If “Yes,” please provide details.

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Section F: Policy Provisions, Options and Riders

1. Death Benefit Option (If unanswered, Option A will be applied.)
   - ☐ Option A – Level (benefit equals face amount)
   - ☐ Option B – Increasing (benefit equals face amount plus policy cash value)
   - ☐ Option C – Face Amount + Premium (benefit equals face amount plus premiums paid)
2. Definition of Life Insurance Test ☐ Guideline Premium Test ☐ Cash Value Accumulation Test
   (If unanswered, the Guideline Premium Test will be applied.) (This election cannot be changed after issue.)
3. Long-Term Accumulation Rider (LTA) (Available for VUL Products Only.) ☐Yes ☐No
4. Enhanced Cash Value Rider (ECV) (Available only if LTA Rider was chosen above.) ☐Yes ☐No
5. Waiver of Monthly Charges Rider (Available for insureds age 18 to 60.) ☐Yes ☐No
6. Overloan Protection Endorsement ☐Yes ☐No
   (If unanswered, this endorsement will be added. Cannot elect "Yes" if the Cash Value Accumulation Test is elected.)

Section G: Third-Party Notification – Protection Against Intended Lapse In Coverage

Although the election of this option only authorizes TIAA-CREF Life Insurance Company to send an additional notice to a designated third party advising that the policy is in danger of lapse, it does not mean that the third party is responsible for preventing such a lapse. In addition, certain circumstances and provisions in the policy may govern procedure, thereby preventing the policy from any kind of lapse.

1. I elect to have an additional notice regarding any lapse in premium payment sent to a third party of my choosing. ☐Yes ☐No
   If "Yes," please provide Name and Residential Address below.
   (A separate form must be completed and signed by the designated Third Party in the states of Hawaii, New Jersey and New York.)
2. Full Legal Name
   (Title, First, Middle, Last, Suffix)
3. Street Address | Apt. No.
   City | State | Zip Code
4. Telephone No. – – | 5. E-Mail Address

Section H: Plan Use

1. The coverage will be used primarily for: **Check all that apply**
   - ☐ Income Replacement
   - ☐ Split Dollar
   - ☐ Business Continuity
   - ☐ Key Person
   - ☐ Supplemental Retirement Income
   - ☐ Deferred Compensation Plan
   - ☐ Estate Plan
   - ☐ Bonus Plan
   - ☐ Premium Financing
   - ☐ Charitable Gift
   - ☐ Other ______________________

Variable Universal Life (VUL) Suitability

2. Has it been explained to you that the values and benefits provided by the coverage are based on the investment experience of a separate account and may increase or decrease depending upon the investment experience? ☐Yes ☐No
3. Is the coverage, as applied for, in accordance with the insurance and financial objective you have expressed? ☐Yes ☐No

Universal Life (UL) Suitability

4. Is the coverage, as applied for, in accordance with the insurance and financial objectives you have expressed? ☐Yes ☐No

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Section I: Existing Coverage – Potential Replacement

If the answer to any question is “Yes,” provide full details in the chart below. If none, state “None” in the chart below.

1. Does the Owner or Proposed Insured have any existing life insurance policies or annuity contracts? Yes No

2. Will any existing life insurance or annuity contract held by the Owner or Proposed Insured be replaced, changed, or Yes No used to pay for the insurance applied for in this application?

3. Will a policy loan be carried over via an IRC 1035 Tax Free Exchange? If “Yes,” Loan Amount $ Yes No

Remarks—Existing Coverage – Potential Replacement (If additional space is needed, attach a separate page, signed and dated, to the application.)

Insured/ Insurance Company and Policy # Total Face Product Year Replacing? 1035

Owner Name of Insured/Owner(s) Amount Issued Exchange?

Insured Yes Yes

Owner No No

Co-Owner

Insured Yes Yes

Owner No No

Co-Owner

Insured Yes Yes

Owner No No

Co-Owner

Section J: Pending Insurance

The following questions must be answered by the Proposed Insured. Proposed Insured

(If the answer to any question is “Yes,” provide full details in the “Remarks” section below.)

1. Do you have any other pending life insurance application with another life insurance company? Yes No

If “Yes,” state companies and amounts in the “Remarks” section below.

Remarks – Pending Coverage (If additional space is needed, attach a separate page, signed and dated, to the application.)

Insurance Company Policy # Total Face Amount Product Date Applied

Section K: Viatical Settlements

The following questions must be answered by the Owner(s). (If the answer to any question is “Yes,” provide full details in the “Remarks”

section on the next page.)

1. Do you, the Owner(s), intend to use or transfer the policy for any type of pre-death financial settlement, such as Yes No viatical settlement, senior settlement, life settlement, or for any other secondary market?

2. Have you, the Owner(s), in the past 5 years sold a policy to a life settlement, viatical or other secondary market? Yes No

Remarks – Viatical Settlements (If additional space is needed, attach a separate page, signed and dated, to the application.)

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Section K: Viatical Settlements (Continued)

Insurance Company and Name of Insured/Owner(s)	Policy #	Total Face Amount	Product	Date of Sale

Section L: Juvenile (Complete this section only if Proposed Insured is a juvenile: 0 to 17 years)

1. Total life insurance (including group coverage with employer) currently applied for, considered, or now in force on the insured's father, mother, and siblings or both of the insured's legal guardian(s) in all companies.

Relationship	Name	Age	Amount of Total Life Insurance
Father			$
Mother			$
Sibling			$
Sibling			$

If no coverage in force on Proposed Insured's parents and/or siblings, please explain why.

Section M: Preliminary Underwriting Information

NON-MEDICAL

The following questions must be answered by the Proposed Insured. (If the answer to any question is "Yes," provide full details in the "Remarks" section.)	Proposed Insured
1. In the last 5 years, have you been convicted of two or more moving violations, or driving under the influence of alcohol or drugs, or had a driver license suspended or revoked? If "Yes," provide full details including dates, types of violations, and reason for suspension or revocation.	☐ Yes ☐ No
2. Do you have any plans to travel or reside outside the United States within the next 12 months? If "Yes," please provide destination, purpose and duration of travel.	☐ Yes ☐ No
3. In the past 5 years, have you flown as a pilot, student pilot, or crew member other than for a scheduled commercial airline, or within the next 2 years do you intend to fly as a pilot, student pilot, or crew member other than for a scheduled commercial airline?	☐ Yes ☐ No
4. In the last 5 years, have you operated or had any duties aboard a glider, hot air balloon, ultra light or similar device; or within the next 2 years do you plan to operate or have any duties?	☐ Yes ☐ No
5. In the last 5 years, have you engaged in or within the next 2 years do you expect to engage in, any hazardous activities or sports such as but not limited to: cave exploration, mountain, rock or ice climbing, motor vehicle, motorcycle, snowmobile or boat racing, SCUBA or sky diving?	☐ Yes ☐ No

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Section M: Preliminary Underwriting Information (Continued)

6. In the last 5 years, have you smoked a cigarette, cigar or pipe, tobacco or used tobacco, nicotine, or nicotine-based products in any other form? If "Yes," provide the form of nicotine-based product, quantity, and month/year last used.	☐ Yes ☐ No
7. Have you ever been convicted of a felony or misdemeanor, other than a minor traffic violation? If "Yes," include details of conviction and sentencing.	☐ Yes ☐ No
8. Have you ever had an application for life, health, disability or long-term care insurance declined, postponed, charged an extra premium, or otherwise modified? If "Yes," include the name of company with details.	☐ Yes ☐ No
9. Have you been disabled for any reason within the last 2 years?	☐ Yes ☐ No
10. In the last 5 years, have you filed bankruptcy or defaulted on a student loan?	☐ Yes ☐ No

REMARKS (If additional space is needed, attach a separate page, signed and dated, to the application. Please specify to which question number(s) remarks pertain.)

Question No.	Details

Section M: Preliminary Underwriting Information (Continued)

MEDICAL

The following questions must be answered by the Proposed Insured. (If the answer to any question is "Yes," provide full details in the "Remarks" section.)	Proposed Insured
11. In the last 5 years, have you received treatment (inpatient or outpatient), consulted, or been examined by any physician, chiropractor, psychologist or healthcare professional, hospital, clinic, or other healthcare facility.	☐ Yes ☐ No
12. Have you ever tested positive for antibodies to the AIDS (Acquired Immune Deficiency Syndrome) Human T-Cell Lymphtropic Human Immunodeficiency Virus (HIV)?	☐ Yes ☐ No

REMARKS (If additional space is needed, attach a separate page, signed and dated, to the application. Please specify to which question number(s) remarks pertain.)

Question No.	Name of Healthcare Professional (include City & State)	Date and Duration of Illness	Provide: Diagnosis, Treatment and Medication(s)

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Additional Information/Special Requests

Section N: Signature Section

Declarations

1. No agent/registered representative or medical examiner has the authority to make or modify the Company’s guidelines, to decide whether anyone proposed for insurance is an acceptable risk or to waive any of the Company’s rights or requirements.

2. In connection herewith, it is expressly acknowledged that the insurance, as applied for, is suitable for the insurance needs and financial objectives of the undersigned.

Customer Identification Notice

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who makes an application. This means we will ask you for your name, address, date of birth and other information that will allow us to identify you. We may ask to see your driver license or other identifying documents.

I acknowledge receipt of the Customer Identification Notice. I understand that the identity information being provided by me is required by Federal law to be collected in order to verify my identity and I authorize its use for this purpose.

Application Authorization

The proposed insured under this policy hereby states that:

I understand that the insurance applied for will not take effect unless and until, during the lifetime of the Proposed Insured. TIAA-CREF Life Insurance Company (TIAA-CREF Life) has both: (1) received the full first premium payment and (2) approved the insurance applied for on the life of the Proposed Insured. TIAA-CREF Life will notify me in writing of the approval date.

For Variable Universal Life Insurance Only

With respect to the purchase of variable universal life insurance, by signing this application, I, the applicant, acknowledge that my registered representative provided me with a copy of the current prospectus for the variable universal life insurance policy I applied for, as well as current prospectuses for all variable insurance options I have selected on the application or any supplementary forms.

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Section N: Signature Section (Continued)

I authorize any physician, medical practitioner, psychiatrist, psychologist, hospital, Veterans Administration clinic or other medical or medical-related facility, mental health facility, the Medical Information Bureau (MIB), insurance company, consumer reporting agency, other organization, institution or person that has any records or knowledge of me or my health or mental condition, general character, driving records, and hobbies of a hazardous nature, to give to TIAA-CREF Life, its reinsurers, the MIB, or other persons or organizations performing business or legal services in connection with my application for insurance, or as may be otherwise lawfully required, or as I may further authorize any such information.

I further authorize a consumer reporting agency to make an investigative report on me if it is requested by TIAA-CREF Life. I understand that I have the right to be interviewed by the consumer reporting agency and to request a copy of the investigative consumer report on me. I understand the information obtained by use of this Authorization will be used by TIAA-CREF Life to determine my eligibility for insurance. Any information obtained will not be released by TIAA-CREF Life to any persons or organizations in an individually identifiable form EXCEPT to reinsuring companies, or other persons or organizations performing business or legal services in connection with my application for insurance, or as may be otherwise lawfully required or as I may further authorize.

I authorize all said sources to give such records or knowledge to any agency employed by TIAA-CREF Life to collect and transmit such information. A photographic copy of this Authorization shall be as valid as the original. I agree this Authorization shall be valid for two years from the date shown below, and that upon request I have a right to receive a copy of this Authorization. I also acknowledge receipt of the written notices of my rights under state and Federal Fair Credit Reporting Acts and the MIB.

I understand that I have the right to revoke this authorization in writing, at any time, by sending a written request for revocation to TIAA-CREF Life, Attention: Privacy Official. I understand that a revocation is not effective to the extent that any of My Providers have relied on this authorization or to the extent that TIAA-CREF Life has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that any information that is disclosed pursuant to this authorization may be redisclosed and no longer covered by federal rules governing privacy and confidentiality of health information.

To the best of my knowledge and belief, all of the answers contained herein are true and complete. These answers, together with those provided in Part II of the Application and any additional supplements, are my Application. I understand TIAA-CREF Life will rely upon the information provided herein, and that such statements and answers are given as an inducement to TIAA-CREF Life to consider issuing the insurance applied for.

If the applicant applied for and received temporary insurance coverage, the applicant acknowledges that the Temporary Life Insurance Agreement (TIA) terms and conditions are separate and distinct from the terms and conditions of this application.

General Fraud Warning

For Residents of [AL, AK, AR, CA, CT, DE, GA, HI, IA, ID, IL, IN, KS, KY, LA, MA, MI, MN, MO, MS, MT, NE, NH, NM, NV, NC, ND, OH, OK, RI, SC, SD, TN, TX, UT, VT, WV, WI, WY.] and those residing outside the US:

[Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance or a statement of claim for insurance benefits containing materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may be subject to criminal penalties, including confinement in prison, and civil penalties. Such action may entitle the insurance company to deny or void coverage or benefits.] [For Residents of AZ:

Any life insurance producer, examining physician or other person who knowingly makes a false or fraudulent statement or representation in or relative to an application for life or disability insurance, or who makes any such statement to obtain a fee, commission, money or benefit is guilty of a class 2 misdemeanor.] [For Residents of CO:

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.]

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Section N: Signature Section (Continued)

[For Residents of DC:

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.] [For Residents of FL:

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.] [For Residents of MD:

Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.] [For Residents of ME:

It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial of insurance benefits.] [For Residents of NJ:

To the best of my knowledge and belief, all of the above statements and answers are true and complete. Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.] [For Residents of OR:

Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance or a statement of claim for insurance benefits containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which may be a crime and may be subject to criminal penalties, including confinement in prison, and civil penalties. Such action may entitle the insurance company to deny or void coverage or benefits.] [For Residents of PA:

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.] [For Residents of VA:

Any person who, knowingly and with intent to defraud any insurance company, files an application for insurance or a statement of claim for insurance benefits containing materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may be subject to criminal penalties, including confinement in prison, and civil penalties. Such action may entitle the insurance company to deny or void coverage or benefits.]

[For Residents of WA:

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.]

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Section N: Signature Section (Continued)

If the Proposed Insured will own this policy, complete Section A Only.
If a person other than the Proposed Insured will own this policy, complete both Sections A and B.

SECTION A

X______________________________ ____________
Signature of Proposed Insured (not required if under age 15) Date

SECTION B

X______________________________ ____________
Signature of Owner, Trustee or Corporate Officer Date

X______________________________ ____________
Signature of Co-Owner Date

AGENT'S SIGNATURE

X______________________________ ____________
Signature of Agent Date

Signed by Owner at ______________________________ ____________
City State

FOR OFFICIAL USE ONLY – AGENT CERTIFICATION AND SIGNATURE

1. I hereby certify that I have reviewed with the Owner(s) and Proposed Insured: (1) the answers to the replacement questions, and (2) all of the information in the application.
2. I further certify that to the best of my knowledge and belief, the Owner(s).

☐ DOES	☐ DOES NOT	Have existing life insurance policies or annuity contracts.
☐ DOES	☐ DOES NOT	Intend to replace coverage under an existing life insurance policy or annuity contract.

FOR REPLACEMENT TRANSACTIONS ONLY

3. Is the replacement exempt? ☐ Yes ☐ No
4. Who recommended the replacement? ☐ AGENT ☐ OWNER
5. Provide the reason for replacement.

Agent's Name______________________________ Agent's NPN #______________________________
Please Print

Agent's Signature______________________________ Date______________________________
Signature

HOME OFFICE USE ONLY

AG	RF1
RF2	RF3

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TIAA-CREF LIFE INSURANCE COMPANY
[New Business Administration Office: P.O. Box 1291, 8500 Andrew Carnegie Boulevard, Charlotte, NC 28262-1291]
[Home Office: 730 Third Avenue, New York, NY 10017-3206]

TIAA CREF
Financial Services

Page 1 of 1

TELEPHONE AUTHORIZATION

Please Print in Black or Blue Ink

As the Policyowner, I understand that TIAA-CREF Life Insurance Company will act upon my telephone and/or electronic instructions for all of the following requests, unless I have chosen to withhold my authorization by checking the box below.

Variable Universal Life Policies

- Transfer Between Investment Options
- Initiate Dollar Cost Averaging
- Initiate Automatic Account Rebalancing
- Change Future Premium Allocation Instructions
- Initiate Policy Loans

TIAA-CREF Life Insurance Company will use reasonable procedures to confirm that these requests are authorized and genuine. As long as these procedures are followed, TIAA-CREF Life Insurance Company and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

I further understand and agree that telephone and/or electronic transfers and allocation changes will be subject to the policy's terms and conditions and TIAA-CREF Life Insurance Company's administrative requirements.

By Checking No, I withhold my authorization for such telephone and/or electronic requests. ☐ No

Authorization for Appointment (Optional)

As the Policyowner, I authorize and appoint the party listed below to act on my behalf for the following limited requests, including any telephone and/or electronic requests:

1. Appointee's Full Legal Name (Title, First, Middle, Last, Suffix)
2. Relationship to Policyowner ☐ Producer ☐ Other Party
3. **Check One:** ☐ All Requests (listed in the Telephone & Electronic Authorization section)
   ☐ All Requests (listed in the Telephone & Electronic Authorization section) except initiating Policy Loans

Non-Variable Life Products Illustration Acknowledgement

An illustration is defined as a presentation or depiction that includes non-guaranteed elements of a policy over a period of years. If an illustration was presented during the sale process and matches the policy applied for, a copy of that illustration must be signed and submitted to TIAA-CREF Life Insurance with the application. If the signed matching illustration is not submitted, indicate the reason.

(Check one) A. ☐ An illustration was not presented to me. (Not applicable in Michigan)
B. ☐ An illustration was presented to me; however, the policy applied for is different than as illustrated.

If A or B is checked, I acknowledge, as applicant, that I did not receive and sign an illustration that matches this application for the reason indicated above. I also understand that an illustration matching the policy as issued will be provided for my signature no later than at the time the policy is delivered.

Remarks

Signature

X______________________________ ______________
Signature of Owner, Trustee or Corporate Officer Date

[XXXXXX]
[(XX/12)]

test barcode 2cm

TCL-MFGTEL-I

TIAA-CREF LIFE INSURANCE COMPANY

[New Business Administration Office: P.O. Box 1291, 8500 Andrew Carnegie Boulevard, Charlotte, NC 28262-1291]

[Home Office: 730 Third Avenue, New York, NY 10017-3206]

Financial Services

AGENT’S SECTION Please Print in Black or Blue Ink

Report Page

1. Were answers from the Proposed Insured obtained personally and in your presence? Yes No

2. Does the Proposed Insured appear to be in good health? Yes No

3. Are you aware of anything about the lifestyle, habits or driving record of the Proposed Insured that would have an Yes No adverse effect on insurability? If Yes, provide details:

4. Do you have any knowledge as to whether a formal or informal application for life insurance on the Proposed Insured Yes No has been submitted to another insurer or reviewed by one or more reinsurance companies on a facultative basis?

If Yes, provide details:

5. Does the Applicant/Owner(s) have any existing individual life insurance policy or annuity contract, including those Yes No under a binding or conditional receipt or those within an unconditional refund period? If yes, provide the applicable state form(s).

6. Will any existing life insurance policy or annuity contract be lapsed, forfeited, surrendered, partially surrendered, Yes No assigned, reduced in value or used as a source of premium for the coverage for which application is being made?

If yes, provide details and applicable state form(s).

7. Based on your reasonable inquiry about the Owner’s financial situation, insurance objectives and needs, do you Yes No believe that the coverage as applied for is suitable for the insurance needs and anticipated financial objectives of the Owner?

REMARKS (If additional space is needed, attach a separate page, signed and dated, to the application. Please specify to which question number(s) remarks pertain.)

Question Details

No.

Certification

I, certify:

Please Print Agent’s Name

(a) that the questions contained in this Application were asked of the Proposed Insured and Owner(s) and correctly recorded;

(b) that this Application, report and any accompanying information are complete and true to the best of my knowledge and belief; (c) that I have given the Proposed Insured the Privacy Information Notices including Medical Information Bureau, Inc.

(MIB, Inc.), Fair Credit Reporting Act, and Consumer Report Notices; and (d) that the provisions of the Temporary Life Insurance

Agreement, including limitations and exclusions, have been explained to the Owner.

[XXXXXX]

[(XX/12)]

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Certification (Continued)

(b)	that evidence as to the identities of the Owner(s) has been obtained and recorded.
(c)	that the source of funds for purchase of the insurance has been obtained and recorded.

For Variable Universal Life applications:

(a) that I have reviewed with the Owner(s) all the policy features and have given a current prospectus for the plan of insurance indicated in Section C of this Application and

(b) that information regarding the policy applied for and the Owner’s financial situation, insurance objectives and needs has been submitted to my Agent/Dealer for suitability review.

(d)	Conforming Illustration Statement

I certify that the applicant whose signature appears on the previous page did not sign an illustration conforming to the policy as applied for. I have informed the applicant that an illustration conforming to the policy as issued will be provided at the time of policy delivery and that TIAA-CREF Life Insurance Company will require the applicant to sign that illustration if the applicant wishes to accept the policy as delivered.

AGENT’S SIGNATURE

X

Signature of Agent Date

Anti-Money Laundering Customer Identity Information

I have reviewed the Owner’s identity document and recorded the following information from it:

1. Owner’s Name 2. Date of Birth

3. Address

City State Zip Code

4. ID Document (Individual) (e.g., Driver License)

ID Document (Corporation or other non-natural person) (e.g., a government issued document showing the existence of the entity, e.g.,

a policy of good standing or equivalent)

5. ID Number

I have reviewed the Co-Owner’s identity document and recorded the following information from it:

1. Co-Owner’s Name 2. Date of Birth

3. Address

City State Zip Code

4. ID Document (Individual) (e.g., Driver License)

ID Document (Corporation or other non-natural person) (e.g., a government issued document showing the existence of the entity, e.g.,

a policy of good standing or equivalent)

5. ID Number

[XXXXXX]

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Anti-Money Laundering Customer Identity Information (Continued)

Anti-Money Laundering Training

I have received relevant anti-money laundering training within the last 12 months, given by the Company, another insurance company or other financial institution, or offered through a national association (e.g., NAIFA, NAILBA) or competent third party

(e.g., LIMRA). I also hereby acknowledge my obligations, including compliance with the Company’s Anti-Money Laundering Program,

as described in the Company’s Compliance Manual for Individual Life and Annuity Producers.

Date (mm/dd/yyyy) State Insurance Signature(s) of Agent(s)

License Number

X

Signature

X

Signature

X

Signature

[XXXXXX]

[(XX/12)]

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